Other Operating Income (Loss), net (Tables)	12 Months Ended
Dec. 31, 2020
Other Operating Income (Loss), net
Schedule of other operating income (loss), net

	For the year ended December 31,
	2018	2019	2020
	US$	US$	US$

Government subsidies	1,571,688	917,223	2,026,269
Contingent losses	—	(95,857)	(2,776,293)
Compensation payments	—	—	(1,587,473)
Others	37,471	50,903	62,990
Total	1,609,159	872,269	(2,274,507)